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                                                                   EXHIBIT 10(a)




INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account B (Reg. No. 2-95003) of our report dated February 10, 2000 accompanying the financial statements of Sun Life (N.Y.) Variable Account B and to the use of our report dated February 10, 2000 accompanying the statutory financial statements of Sun Life Insurance and Annuity Company of New York, which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from generally accepted accounting principles, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the incorporation by reference of our report dated February 10, 2000 appearing in the Annual Report on Form 10-K of Sun Life Insurance and Annuity Company of
New York for the year ended December 31, 1999, which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from generally accepted accounting principles.

We also consent to the references to us under the heading "Condensed Financial Information -- Accumulation Unit Values" in the Prospectus, which is part of such Registration Statement, and under the heading "Accountants" in such Statement of Additional Information.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 20, 2000